                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statements (File Nos. 33-16539, 33-37173, 33-43155, 33-85270, 33-94438, 333-00855, 333-11385,
333-11387, 333-11389, 333-25953, 333-48533, 333-48535, 333-46867, 333-62673,
333-45053, 333-66857, 333-73007, 333-76233, 333-80281 and 333-85135) on
Form S-8.

                                                         /s/ ARTHUR ANDERSEN LLP


San Jose, California
June 28, 2000


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